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IDS INTERNATIONAL FUND, INC.
Registration Number 2-92309/811-4075

EXHIBIT INDEX

Exhibit 11           Independent Auditors Consent

Exhibit 17           Financial Data Schedules

Exhibit 19(b)        Officers Power of Attorney